Exhibit 10.1

AMENDMENT No. 1, dated as of March 15, 2013 (this “Amendment”), to the Credit Agreement dated as of January 28, 2013, among EAGLE SPINCO INC., a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BARCLAYS BANK PLC, as Administrative Agent (the “Administrative Agent”) and the other parties thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and the Guarantors desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 9.1 of the Credit Agreement provides that the Borrower, the Guarantors and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Amendment to Credit Agreement.  As of the First Amendment Effective Date (as defined below) Section 11.1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and replacing it with the following:

“Applicable Margin” means (i) if a Base Rate Loan, 1.50 percent (1.50%) per annum and (ii) if a LIBOR Rate Loan, 2.50 percent (2.50%) per annum.”

Section 2.                                           Reaffirmation of Guaranty Agreement.  Each Guarantor hereby acknowledges and agrees that on the First Amendment Effective Date, all of its respective obligations and liabilities under the Guaranty Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect.

Section 3.                                           Representations and Warranties.  Each Credit Party, severally as to itself and not jointly, hereby represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance by the Credit Parties of this Amendment, are within such Credit Party’s corporate powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of any Persons’s Organization Documents, (ii) conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (iii) violate any Requirement of Law in any material respect.

Section 4.                                           Effectiveness.  Section 1 of this Amendment shall become effective on the date (such date, if any, the “First Amendment Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from the Borrower, the Guarantors and each Lender.

Section 5.                                           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.                                           Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.                                           Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 8.                                           Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as expressly amended hereby.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party after giving effect to this Amendment.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and from and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section 9.                                           Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally agrees that Sections 9.18 and 9.19 of the Credit Agreement are incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Borrower:

EAGLE SPINCO INC.

By:		/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Secretary

Guarantors:

AXIALL CORPORATION

By:		/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Executive Vice President

AXIALL, LLC
GEORGIA GULF LAKE CHARLES, LLC
ROYAL MOULDINGS LIMITED
ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC.
ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC.
PLASTIC TRENDS, INC.
ROYAL GROUP SALES (USA) LIMITED
ROME DELAWARE CORP.
ROYAL PLASTICS GROUP (U.S.A.) LIMITED
PHH MONOMERS, L.L.C.
EAGLE HOLDCO 3 LLC
EAGLE US 2 LLC
EAGLE CONTROLLED 2 OHIO SPINCO, INC.
EAGLE NATRIUM LLC
EAGLE PIPELINE, INC.

By:		/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Secretary

EXTERIOR PORTFOLIO, LLC

By:		/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Vice President

[Signature Page to Amendment]

BARCLAYS BANK PLC,
as Administrative Agent and a Lender

By:		/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Signature Page to Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ Katherine Stewart
	Name:	Katherine Stewart
	Title:	Authorized Signatory

[Lender Signature Page to Amendment]

JPMorgan Chase Bank, N.A., as a Lender

By:		/s/ Brian Knapp
	Name:	Brian Knapp
	Title:	Vice President

[Lender Signature Page to Amendment]

Royal Bank of Canada, as a Lender

By:		/s/ Kevin Flynn
	Name:	Kevin Flynn
	Title:	Authorized Signatory

[Lender Signature Page to Amendment]